UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 13, 2010

Energy Focus, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24230	94-3021850
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

32000 Aurora Road, Solon, Ohio		44139
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-715-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 13, 2010, Energy Focus, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2010, and hosted an investor call to discuss those results.

A copy of the press release is furnished with this Report as Exhibits 99.1 and is incorporated in this Report by reference. A copy of the written transcript of the investor conference call is also furnished with this Report as Exhibit 99.2 and is incorporated in this Report by reference.

The information under this Item in this Report, as well as Exhibits 99.1 and 99.2, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information under this Item in this Report, and those Exhibits, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Focus, Inc.

May 18, 2010	By:	Joseph G. Kaveski

Name: Joseph G. Kaveski
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 13, 2010 - Energy Focus, Inc. Reports First Quarter 2010 Results
99.2	Transcript of Investor Conference Call Held on May 13, 2010